UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported)

April 21, 2003

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road, Suite 1475

Atlanta, GA 30326

(404) 364-8000

(Address of principal executive offices, zip code,

telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

a.    Not applicable.

b.    Not applicable.

c.    Exhibits.

Exhibit 99.1 – Press Release announcing the Company’s operating results for the three months ended March 31, 2003 and its financial condition as of March 31, 2003.

Item 9.    Regulation FD Disclosure.

Transcend Services, Inc. (the “Company”) reported its unaudited consolidated results of operations for the three months ended March 31, 2003 and its unaudited financial condition as of March 31, 2003 in a press release dated April 21, 2003 attached hereto as Exhibit 99.1 (the “Earnings Release”).

Item 12.    Results of Operations and Financial Condition.

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEND SERVICES, INC. By: /s/ Larry G. Gerdes Larry G. Gerdes, President, Chief Executive Officer, and Chief Financial Officer (Principal Executive and Financial Officer)

Dated: April 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing the unaudited operating results of Transcend Services, Inc. for the three months ended March31, 2003 and its unaudited financial condition as of March 31, 2003.